Exhibit 99.1

Net Lease Office Properties
Supplemental Financial Information
Third Quarter 2025

Terms and Definitions

As used in this supplemental package, the terms “Net Lease Office Properties,” “NLOP,” “we,” “us” and “our” include Net Lease Office Properties, its consolidated subsidiaries and its predecessors, unless otherwise indicated. Other terms and definitions are as follows:

REIT	Real estate investment trust
WPC	W. P. Carey Inc., a net-lease REIT (also our “Advisor”)
U.S.	United States
ABR	Contractual minimum annualized base rent
NAREIT	National Association of Real Estate Investment Trusts (an industry trade group)
WALT	Weighted-average lease term
CPI	Consumer price index

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles (“GAAP”), including funds from operations (“FFO”); adjusted funds from operations (“AFFO”); pro rata cash net operating income (“pro rata cash NOI”); and normalized pro rata cash NOI. FFO is a non-GAAP measure defined by NAREIT. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures are provided within this supplemental package. In addition, refer to the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of these non-GAAP financial measures and other metrics.

Amounts may not sum to totals due to rounding.

Net Lease Office Properties
Supplemental Information – Third Quarter 2025

Net Lease Office Properties
Third Quarter 2025

Summary Metrics
As of or for the three months ended September 30, 2025.

Financial Results
Revenues, including reimbursable costs – consolidated ($000s)	$29,784
Net loss attributable to NLOP ($000s)	(64,161)
Net loss attributable to NLOP per diluted share	(4.33)
Normalized pro rata cash NOI ($000s) (a) (b)	17,169
AFFO attributable to NLOP ($000s) (a) (b)	19,931
AFFO attributable to NLOP per diluted share (a) (b)	1.35

Special cash distribution declared per share – August 2025 (c)	$3.10

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $29.66 ($000s)	$439,385

Total consolidated debt ($000s)	47,120
Gross assets ($000s) (d)	647,333
Total consolidated debt to gross assets	7.3%

Advisory Fees and Reimbursements Paid to WPC
Asset management fees (e)	$1,121
Administrative reimbursements (f)	1,000

Portfolio (Pro Rata) (b)
ABR (in thousands) (g)	$72,612
Number of properties	32
Number of tenants	36
Occupancy	82.2%
Weighted-average lease term (in years)	4.3
Leasable square footage (in thousands) (h)	4,813
ABR from investment grade tenants as a % of total ABR (i)	40.9%

Dispositions – number of properties sold	4
Dispositions – gross proceeds (in thousands) (j)	$92,924
________
(a)Normalized pro rata cash NOI and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures and for details on how certain non-GAAP measures are calculated.
(b)Presented on a pro rata basis. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(c)In August 2025, our Board of Trustees declared a special cash distribution of $3.10 per share, totaling approximately $45.9 million. The distribution was paid on September 3, 2025 to shareholders of record as of August 18, 2025.
(d)Gross assets represent consolidated total assets before accumulated depreciation on buildings and improvements. Gross assets are net of accumulated amortization on in-place lease intangible assets of $124.8 million and above-market rent intangible assets of $16.7 million.
(e)Pursuant to certain advisory agreements, our Advisor provides us with strategic management services, including asset management, property disposition support, and various related services. We pay our Advisor an asset management fee that was initially set at an annual amount of $7.5 million and is being proportionately reduced each month following the disposition of each portfolio property.
(f)Pursuant to certain advisory agreements, we will reimburse our Advisor a base administrative amount of approximately $4.0 million annually, for certain administrative services, including day-to-day management services, investor relations, accounting, tax, legal, and other administrative matters.
(g)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.
(h)Excludes 570,999 of operating square footage for a parking garage at a domestic property.
(i)Percentage of portfolio is based on ABR, as of September 30, 2025. Includes tenants or guarantors with investment grade ratings (28.3%) and subsidiaries of non-guarantor parent companies with investment grade ratings (12.6%). Investment grade refers to an entity with a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.
(j)Includes $64.3 million of gross proceeds used to extinguish certain non-recourse mortgage loans in connection with these dispositions.

Net Lease Office Properties | 1

Net Lease Office Properties
Third Quarter 2025

Components of Net Asset Value
In thousands.

Three Months Ended September 30, 2025
Normalized Pro Rata Cash NOI (a) (b)	$17,169

Balance Sheet – Selected Information	As of September 30, 2025
Assets
Book value of select real estate (c)	$25,740
Cash and cash equivalents	38,689
Restricted cash, including escrow	2,442
Other assets, net:
Straight-line rent adjustments	$17,990
Accounts receivable	5,599
Prepaid expenses	2,567
Deferred charges	1,919
Taxes receivable	222
Other	2,708
Total other assets, net	$31,005

Liabilities
Non-recourse mortgages, net	$47,120
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses	$12,213
Prepaid and deferred rents	6,345
Tenant security deposits	814
Accrued taxes payable	631
Operating lease liabilities	177
Other	18,288
Total accounts payable, accrued expenses and other liabilities	$38,468
________
(a)Normalized pro rata cash NOI is a non-GAAP measure. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures and for details on how they are calculated.
(b)Presented on a pro rata basis. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(c)Represents the value of real estate not appropriately captured in normalized pro rata cash NOI, such as vacant assets.

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Net Lease Office Properties
Third Quarter 2025

Consolidated Statement of Operations
In thousands, except share and per share amounts.

Three Months Ended September 30, 2025
Revenues
Lease revenues	$24,099
Other lease-related income	5,685
29,784
Operating Expenses
Impairment charges — real estate	50,892
Depreciation and amortization	8,978
Reimbursable tenant costs	4,931
Property expenses, excluding reimbursable tenant costs	1,933
General and administrative (a)	1,658
Asset management fees (b)	1,121
69,513
Other Income and Expenses
Loss on sale of real estate, net (c)	(23,693)
Interest expense	(1,657)
Other gains and (losses)	969
(24,381)
Loss before income taxes	(64,110)
Provision for income taxes	(30)
Net Loss	(64,140)
Net income attributable to noncontrolling interests	(21)
Net Loss Attributable to NLOP	$(64,161)

Basic and Diluted Loss Per Share	$(4.33)
Weighted-Average Shares Outstanding
Basic and Diluted	14,814,075
________
(a)Includes $1.0 million of administrative reimbursements to our Advisor.
(b)Amount is comprised of fees paid to Advisor for strategic management services, including asset management, property disposition support, and various related services.
(c)Includes a loss on sale of real estate of $40.5 million comprising foreign currency translation adjustments reclassified from accumulated other comprehensive income to net loss since we exited all investments denominated in the Norwegian krone during the third quarter of 2025 (disposition of the Siemens property located in Oslo, Norway).

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Net Lease Office Properties
Third Quarter 2025

FFO and AFFO, Consolidated
In thousands, except share and per share amounts.

Three Months Ended September 30, 2025
Net loss attributable to NLOP	$(64,161)
Adjustments:
Impairment charges — real estate	50,892
Loss on sale of real estate, net (a)	23,693
Depreciation and amortization of real property	8,977
Proportionate share of adjustments for noncontrolling interests (b)	(51)
Total adjustments	83,511
FFO (as defined by NAREIT) Attributable to NLOP (c)	19,350
Adjustments:
Straight-line and other leasing and financing adjustments	632
Other (gains) and losses	(361)
Above- and below-market rent intangible lease amortization, net	202
Other amortization and non-cash items	111
Amortization of deferred financing costs	10
Proportionate share of adjustments for noncontrolling interests (b)	(13)
Total adjustments	581
AFFO Attributable to NLOP (c)	$19,931

Summary
FFO (as defined by NAREIT) attributable to NLOP (c)	$19,350
FFO (as defined by NAREIT) attributable to NLOP per diluted share (c)	$1.31
AFFO attributable to NLOP (c)	$19,931
AFFO attributable to NLOP per diluted share (c)	$1.35
Diluted weighted-average shares outstanding	14,814,075
________
(a)Includes a loss on sale of real estate of $40.5 million comprising foreign currency translation adjustments reclassified from accumulated other comprehensive income to net loss since we exited all investments denominated in the Norwegian krone during the third quarter of 2025 (disposition of the Siemens property located in Oslo, Norway).
(b)Adjustments disclosed elsewhere in this reconciliation are on a consolidated basis. This adjustment reflects our FFO or AFFO on a pro rata basis.
(c)FFO and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures.

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Net Lease Office Properties
Third Quarter 2025

Consolidated Balance Sheets
In thousands, except share and per share amounts.

	September 30, 2025	December 31, 2024
Assets
Investments in real estate:
Land, buildings and improvements	$477,947	$730,345
In-place lease intangible assets and other	185,125	209,968
Above-market rent intangible assets	26,188	30,512
Investments in real estate	689,260	970,825
Accumulated depreciation and amortization	(266,244)	(292,679)
Assets held for sale, net	27,399	29,297
Net investments in real estate	450,415	707,443
Cash and cash equivalents	38,689	25,121
Restricted cash	2,442	43,305
Other assets, net	31,005	29,200
Total assets	$522,551	$805,069

Liabilities and Equity
Debt:
Non-recourse mortgages, net	$47,120	$111,259
NLOP Mezzanine Loan, net	—	57,957
Debt, net	47,120	169,216
Accounts payable, accrued expenses and other liabilities	38,468	44,145
Below-market rent intangible liabilities, net	2,743	6,305
Total liabilities	88,331	219,666

Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 45,000,000 shares authorized; 14,814,075 shares issued and outstanding	15	15
Additional paid-in capital	855,813	855,813
Distributions in excess of accumulated earnings	(425,576)	(234,443)
Accumulated other comprehensive loss	—	(40,157)
Total shareholders' equity	430,252	581,228
Noncontrolling interests	3,968	4,175
Total equity	434,220	585,403
Total liabilities and equity	$522,551	$805,069

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Net Lease Office Properties
Third Quarter 2025

Capitalization and Debt Overview

Capitalization
In thousands, except share and per share amounts. As of September 30, 2025.

Total Enterprise Value	Shares	Share Price	Market Value
Equity
Common equity	14,814,075	$29.66	$439,385
Total Equity Market Capitalization			439,385

			Outstanding Balance
Debt
Non-recourse mortgages			47,120
Total Debt			47,120
Less: Cash and cash equivalents			(38,689)
Net Debt			8,431

Total Enterprise Value			$447,816

Debt Overview
Dollars in thousands. Pro rata. As of September 30, 2025.

	Maturity Date	Fixed / Floating	Interest Rate	Total Outstanding Balance	% of Total
Mortgages (Tenant Listed)
Northrop Grumman Systems Corporation (a)	1/6/2025	Fixed	9.2%	$25,220	53.5%
Intuit Inc.	7/6/2026	Fixed	7.0%	21,900	46.5%
Total Debt Outstanding			8.2%	$47,120	100.0%
________
(a)We are in default of this non-recourse mortgage loan, as the loan was not repaid on the maturity date and the lender has the right to commence foreclosure proceedings. As of the date of this report, the lender has not exercised such a right. Since we are in default, our interest rate is 9.2% (5.0% default rate plus 4.2% base interest rate).

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Net Lease Office Properties
Third Quarter 2025

Dispositions
Dollars in thousands. Pro rata.

Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	ABR (a)	Closing Date	Gross Square Footage
4Q23
Raytheon Company	Tucson, AZ	$24,575	$1,978	Dec-23	143,650
Carhartt, Inc.	Dearborn, MI	9,806	748	Dec-23	58,722
BCBSM, Inc.	Eagan, MN	2,500	298	Dec-23	29,916
AVL Michigan Holding Corporation	Plymouth, MI	6,200	575	Dec-23	70,000
4Q23 Total		43,081	3,599		302,288

1Q24
Undisclosed – UK insurance company (b)	Newport, United Kingdom	10,497	1,761	Jan-24	80,664
Total E&P Norge AS (b)	Stavanger, Norway	33,072	5,185	Mar-24	275,725
1Q24 Total		43,569	6,946		356,389

2Q24
Exelon Generation Company, LLC (c)	Warrenville, IL	19,830	2,935	Apr-24	146,745
Vacant (formerly AVT Technology Solutions LLC) (c)	Tempe, AZ	13,160	—	Apr-24	132,070
FedEx Corporation	Collierville, TN	62,500	5,491	Apr-24	390,380
DMG MORI SEIKI U.S.A., INC.	Hoffman Estates, IL	35,984	2,458	Apr-24	104,598
BCBSM, Inc. (2 properties)	Eagan, MN	60,700	4,663	Jun-24	347,472
2Q24 Total		192,174	15,547		1,121,265

3Q24
CVS Health Corporation	Scottsdale, AZ	71,500	4,252	Aug-24	354,888
Xileh Holding Inc.	Auburn Hills, MI	9,000	711	Sep-24	55,490
3Q24 Total		80,500	4,963		410,378

4Q24
E.On UK PLC (b)	Houghton le Spring, United Kingdom	3,924	3,819	Oct-24	217,339
Vacant (formerly BCBSM, Inc.)	Eagan, MN	11,650	—	Nov-24	227,666
Merative L.P.	Hartland, WI	6,750	669	Dec-24	81,082
Charter Communications Operating, LLC	Bridgeton, MO	7,350	820	Dec-24	78,080
Caremark RX, L.L.C.	Chandler, AZ	15,000	1,645	Dec-24	183,000
Cofinity, Inc./ Aetna Life Insurance Co.	Southfield, MI	2,500	1,833	Dec-24	94,453
4Q24 Total		47,174	8,786		881,620

Total 2023-2024 Dispositions		$406,498	$39,841		3,071,940

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Net Lease Office Properties
Third Quarter 2025

Dispositions (continued)
Dollars in thousands. Pro rata.

Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	ABR (a)	Closing Date	Gross Square Footage
1Q25
Emerson Electric Co.	Houston, TX	4,180	1,108	Mar-25	52,144
Nokia Corporation (b)	Krakow, Poland	5,595	779	Mar-25	53,400
1Q25 Total		9,775	1,887		105,544

2Q25
Vacant (formerly McKesson Corporation)	The Woodlands, TX	16,300	—	May-25	204,063
2Q25 Total		16,300	—		204,063

3Q25
JPMorgan Chase Bank, N.A.	Tampa, FL	25,180	3,053	Jul-25	176,150
Acosta, Inc.	Jacksonville, FL	10,550	1,541	Aug-25	88,062
Siemens AS (b) (c)	Oslo, Norway	45,694	4,842	Sep-25	165,905
Midcontinent Independent Stm Op Inc.	Eagan, MN	11,500	1,148	Sep-25	60,463
3Q25 Total		92,924	10,584		490,580

Total 2025 Dispositions		118,999	12,471		800,187

Total Dispositions		$525,497	$52,312		3,872,127
________
(a)ABR is pro forma for any agreed to and signed future rent restructurings.
(b)Amount reflects the applicable exchange rate on the date of the transaction.
(c)We transferred ownership of these properties and the related non-recourse mortgage loans to the respective mortgage lender or buyer (as applicable). Gross proceeds from these dispositions represent the mortgage principal outstanding on the respective dates of transfer.

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Net Lease Office Properties
Third Quarter 2025

Capital Expenditures and Leasing Activity
Capital Expenditures
In thousands. For the three months ended September 30, 2025.

Tenant Improvements and Leasing Costs

Tenant Improvements	$—

Leasing Costs (Tenant Listed)
Midcontinent Independent Stm Op Inc.	605
ICU MEDICAL, INC.	24
629

Tenant Improvements and Leasing Costs	629

Maintenance Capital Expenditures (Tenant Listed)
KBR, Inc.	57
Thermo Fisher Scientific Inc.	25
JPMorgan Chase Bank, N.A.	19
101

Total: Tenant Improvements and Leasing Costs, and Maintenance Capital Expenditures	$730

Leasing Activity
Dollars in thousands. For the three months ended September 30, 2025, except ABR. Pro rata.

Lease Renewals and Extensions (a)						Expected Tenant Improvements ($000s)	Leasing Commissions ($000s)
			ABR
Tenant	Location	Square Feet	Prior Lease ($000s)	New Lease ($000s) (b)	Rent Recapture			Incremental Lease Term
North American Lighting, Inc.	Farmington Hills, MI	75,286	$1,084	$979	90.3%	$3,171	$541	15.0 years
Total / Weighted Average (c)		75,286	$1,084	$979	90.3%	$3,171	$541	15.0 years

_______
(a)Excludes lease extensions for a period of one year or less.
(b)New lease amounts are based on in-place rents at time of lease commencement and exclude any free rent periods.
(c)Weighted average refers to the incremental lease term.

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Net Lease Office Properties
Third Quarter 2025

Top Ten Tenants
Dollars in thousands. Pro rata. As of September 30, 2025.

Tenant / Lease Guarantor	State / Country	ABR	ABR %	Square Footage	Number of Properties	Weighted-Average Lease Term (Years)
KBR, Inc. (a)	Texas	$20,158	27.8%	913,713	1	4.7
JPMorgan Chase Bank, N.A.	Florida, Texas	6,713	9.2%	490,719	2	3.9
Thermo Fisher Scientific Inc.	North Carolina	4,063	5.6%	219,812	1	8.2
Omnicom Group, Inc.	California	3,961	5.4%	120,000	1	3.0
R.R. Donnelley & Sons Company	Illinois	3,461	4.8%	167,215	1	2.0
Board of Regents, State of Iowa	Iowa	3,254	4.5%	191,700	1	5.1
Google, LLC	California	3,018	4.2%	67,681	1	5.1
Northrop Grumman Systems Corporation	Minnesota	2,679	3.7%	191,336	1	4.2
Intuit Inc.	Texas	2,577	3.5%	166,033	1	0.7
Radiate Holdings, L.P.	Texas	2,407	3.3%	134,009	5	2.9
Total (b)		$52,291	72.0%	2,662,218	15	4.3
________
(a)Excludes 570,999 of operating square footage for a parking garage associated with the KBR, Inc. property in Houston, Texas.
(b)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Third Quarter 2025

Lease Expirations
Dollars in thousands. Pro rata. As of September 30, 2025.

Year of Lease Expiration (a)	Number of Leases Expiring	Number of Tenants with Leases Expiring	ABR	ABR %	Square Footage (b)	Square Footage %
Remaining 2025	5	5	$2,547	3.5%	191,345	4.0%
2026	7	7	5,156	7.1%	341,531	7.1%
2027	6	5	7,406	10.2%	411,509	8.5%
2028	7	6	10,609	14.6%	476,036	9.9%
2029	4	3	4,597	6.3%	304,613	6.3%
2030	6	6	31,669	43.6%	1,596,473	33.2%
2031	1	1	631	0.9%	50,600	1.1%
2032	1	1	2,255	3.1%	136,125	2.8%
2033	1	1	4,063	5.6%	219,812	4.6%
2035	1	1	2,050	2.8%	120,147	2.5%
2037	1	1	545	0.8%	31,120	0.6%
2041	1	1	1,084	1.5%	75,286	1.6%
Vacant	—	—	—	—%	858,376	17.8%
Total (c)	41		$72,612	100.0%	4,812,973	100.0%

________
(a)Assumes tenants do not exercise any renewal options or purchase options.
(b)Excludes 570,999 of operating square footage for a garage at a domestic property.
(c)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Third Quarter 2025

Property List
Dollars in thousands. Pro rata. As of September 30, 2025.

NLOP Assets:

											Encumbered Status
#	Primary Tenant	Industry	Credit (a)	City	State	Square Footage (b)	ABR	Rent Increase Type	Date of Next Increase	WALT (c)	In-Place Mortgage Debt
1	KBR, Inc. (d) (e)	Construction & Engineering	Non-IG	Houston	Texas	1,064,788	$21,288	Fixed: One-time 7.78%	Jan-27	4.6	$—
2	JPMorgan Chase Bank, N.A.	Diversified Banks	IG	Fort Worth	Texas	386,154	$4,850	CPI: 0.0% Floor / 2.0% Cap	Mar-26	4.4	$—
3	Thermo Fisher Scientific Inc.	Pharmaceuticals	IG	Morrisville	North Carolina	219,812	$4,063	Fixed: 2.00% annually	Oct-25	8.2	$—
4	Omnicom Group, Inc.	Advertising	IG	Playa Vista	California	120,000	$3,961	None	N/A	3.0	$—
5	R.R. Donnelley & Sons Company	Commercial Printing	Non-IG	Warrenville	Illinois	167,215	$3,461	Fixed: 2.00% annually	Sep-26	2.0	$—
6	Board of Regents, State of Iowa (f)	Government Related Services	IG	Coralville	Iowa	191,700	$3,254	CPI: 0.0% Floor / No Cap	Nov-25	5.1	$—
7	Google, LLC	Internet Software & Services	IG	Venice	California	67,681	$3,018	Fixed: 3.00% annually	Nov-25	5.1	$—
8	Northrop Grumman Systems Corporation	Aerospace & Defense	IG	Plymouth	Minnesota	191,336	$2,679	Fixed: 2.00% annually	Dec-25	4.2	$25,220
9	Intuit Inc.	Internet Software & Services	IG	Plano	Texas	166,033	$2,577	Fixed: One-time $2.00/SF in '21	N/A	0.7	$21,900
10	Cohesity Inc.	Systems Software	Non-IG	Roseville	Minnesota	136,125	$2,255	Fixed: 2.00% annually	Dec-25	7.2	$—
11	Cenlar FSB	Regional Banks	Non-IG	Yardley	Pennsylvania	105,584	$2,105	Fixed: 2.50% annually	Jan-26	2.7	$—
12	iHeartCommunications, Inc.	Broadcasting	Non-IG	San Antonio	Texas	120,147	$2,050	Fixed: 2.00% annually	Feb-26	9.3	$—
13	JPMorgan Chase Bank, N.A. (d) (e)	Diversified Banks	IG	Tampa	Florida	135,733	$1,934	CPI: 0.0% Floor / 2.0% Cap	Mar-26	2.4	$—
14	Arbella Service Company, Inc.	Property & Casualty Insurance	IG	Quincy	Massachusetts	132,160	$1,850	Fixed: One-time $1.00/SF in '22	N/A	1.7	$—
15	ICF Consulting Group, Inc.	IT Consulting & Other Services	Non-IG	Martinsville	Virginia	93,333	$1,830	CPI: 0.0% Floor / No Cap	Jan-26	1.3	$—
16	Safelite Group, Inc.	Specialized Consumer Services	Non-IG	Rio Rancho	New Mexico	94,649	$1,527	Fixed: 2.00% annually	Jan-26	3.7	$—
17	Master Lock Company, LLC (g) (h)	Building Products	Non-IG	Oak Creek	Wisconsin	120,883	$1,466	Fixed: 2.00% annually	N/A	0.1	$—
18	Securitas Electronic, Security, Inc (d) (e)	Electronic Equipment & Instruments	IG	Plymouth	Minnesota	182,250	$1,218	Fixed: 3.25% annually	N/A	0.5	$—
19	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	San Marcos	Texas	47,000	$1,101	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.9	$—
20	North American Lighting, Inc. (i)	Auto Parts & Equipment	Non-IG	Farmington Hills	Michigan	75,286	$1,084	Fixed: 2.50% annually	Apr-27	15.5	$—
21	Arcfield Acquisition Corporation	Aerospace & Defense	Non-IG	King of Prussia	Pennsylvania	88,578	$1,000	Fixed: One-time 17.50% in '23	N/A	0.3	$—
22	Pioneer Credit Recovery, Inc. (d)	Diversified Support Services	Non-IG	Moorestown	New Jersey	65,567	$931	Fixed: 2.50% annually	Jan-26	2.4	$—
23	APCO Holdings, Inc.	Property & Casualty Insurance	Non-IG	Norcross	Georgia	50,600	$631	Fixed: 2.50% annually	Mar-26	5.4	$—
24	Undisclosed – multi-national provider of industrial gases	Industrial Gases	IG	Houston	Texas	49,821	$629	Fixed: 2.00% annually	N/A	0.3	$—
25	S&ME, Inc.	Environmental & Facilities Services	Non-IG	Raleigh	North Carolina	31,120	$544	Fixed: 2.75% annually	Mar-26	11.4	$—
26	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Waco	Texas	30,699	$484	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.9	$—

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27	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Corpus Christi	Texas	20,717	$363	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.9	$—
28	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Odessa	Texas	21,193	$242	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.9	$—
29	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	San Marcos	Texas	14,400	$217	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.9	$—
30	Vacant (formerly BCBSM, Inc.) (g)	N/A	N/A	Eagan	Minnesota	442,542	$0	N/A	N/A	0.0	$—
31	Vacant (formerly Bankers Financial Corporation) (g)	N/A	N/A	St. Petersburg	Florida	167,581	$0	N/A	N/A	0.0	$—
32	Vacant (formerly BCBSM, Inc.) (g)	N/A	N/A	Eagan	Minnesota	12,286	$0	N/A	N/A	0.0	$—
Total (j)						4,812,973	$72,612			4.3	$47,120
________
(a)“IG” refers to investment grade rated tenants.
(b)Excludes 570,999 of operating square footage for a parking garage associated with the KBR, Inc. property in Houston, Texas.
(c)Assumes parties do not exercise any renewal or purchase options pursuant to their applicable leases.
(d)Denotes multi-tenant property. Primary tenant generating largest percentage of ABR shown. Industry, credit, rent increase type and next rent increase are for primary tenant.
(e)Denotes leased property that is not 100% occupied.
(f)We own a 90% controlling interest in this consolidated property.
(g)Denotes property that is vacant as of the date of this filing.
(h)In September 2025, we entered into a lease termination agreement with the tenant to terminate the lease on October 31, 2025 (the previous lease expiration date was May 31, 2032). In connection with the agreement, the tenant paid us a lease termination fee of $13.0 million in October 2025.
(i)In September 2025, we entered into a lease amendment with the tenant to extend the term beyond its prior lease expiration of March 2026. Rent will reset to $1.0 million effective April 2026, with 2.50% annual rent increases beginning April 2027.
(j)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Appendix
Third Quarter 2025

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Net Lease Office Properties
Third Quarter 2025

Normalized Pro Rata Cash NOI
In thousands.

Three Months Ended September 30, 2025
Consolidated Lease Revenues and Other
Total lease revenues – as reported	$24,099
Parking garage revenues (a)	445

Less: Consolidated Reimbursable and Non-Reimbursable Property Expenses
Reimbursable property expenses – as reported	4,931
Non-reimbursable property expenses – as reported	1,933
17,680

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Less: Pro rata share of NOI attributable to noncontrolling interests	(90)
(90)

17,590

Adjustments for Pro Rata Non-Cash Items:
Add: Straight-line and other leasing and financing adjustments	632
Add: Above- and below-market rent intangible lease amortization	202
Add: Other non-cash items	110
944

Pro Rata Cash NOI (b)	18,534

Adjustment to normalize for intra-period dispositions (c)	(1,365)

Normalized Pro Rata Cash NOI (b)	$17,169

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Net Lease Office Properties
Third Quarter 2025

The following table presents a reconciliation from Net loss attributable to NLOP to Normalized pro rata cash NOI:

Three Months Ended September 30, 2025
Net Loss Attributable to NLOP
Net loss attributable to NLOP – as reported	$(64,161)
Adjustments for Consolidated Operating Expenses
Add: Operating expenses – as reported	69,513
Less: Property expenses, excluding reimbursable tenant costs – as reported	(1,933)
67,580

Adjustments for Other Consolidated Revenues and Expenses:
Less: Other lease-related income (excluding parking garage revenues)	(5,240)
Less: Reimbursable property expenses – as reported	(4,931)
Add: Other income and (expenses) – as reported	24,381
Add: Provision for income taxes – as reported	30
14,240

Other Adjustments:
Adjustment to normalize for intra-period dispositions (c)	(1,365)
Add: Straight-line and other leasing and financing adjustments	632
Add: Above- and below-market rent intangible lease amortization	202
Add: Property expenses, excluding reimbursable tenant costs, non-cash	110
Less: Adjustments for pro rata ownership	(69)
(490)

Normalized Pro Rata Cash NOI (b)	$17,169
________
(a)Amount is comprised of revenues from a parking garage at a domestic property and is included in Other lease-related income on our consolidated statements of operations.
(b)Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.
(c)For properties disposed of during the period, the adjustment eliminates our pro rata share of cash NOI for the period.

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Net Lease Office Properties
Third Quarter 2025

Disclosures Regarding Non-GAAP and Other Metrics

Non-GAAP Financial Disclosures
FFO and AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to, nor a substitute for, net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as restated in December 2018. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from the sale of certain real estate, impairment charges on real estate or other assets incidental to the company’s main business, gains or losses on changes in control of interests in real estate, and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly owned investments. Adjustments for unconsolidated partnerships and jointly owned investments are calculated to reflect FFO on the same basis.
We also modify the NAREIT computation of FFO to adjust GAAP net income for certain non-cash charges, such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rent and related reserves, other non-cash rent adjustments, non-cash allowance for credit losses on finance leases, stock-based compensation, non-cash environmental accretion expense, amortization of discounts and premiums on debt, and amortization of deferred financing costs. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses, such as gains or losses from extinguishment of debt, merger and acquisition expenses, and spin-off expenses. We also exclude realized and unrealized gains/losses on foreign currency exchange rate movements, which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income to arrive at AFFO as they are not the primary drivers in our decision-making process and excluding these items provides investors a view of our portfolio performance over time and makes it more comparable to other REITs. AFFO also reflects adjustments for jointly owned investments. We use AFFO as one measure of our operating performance when we formulate corporate goals and evaluate the effectiveness of our strategies.
We believe that AFFO is a useful supplemental measure for investors to consider as we believe it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net income computed under GAAP, or as alternatives to net cash provided by operating activities computed under GAAP, or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income (“cash NOI”) is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define cash NOI as cash rents from our properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis (“pro rata cash NOI”) to account for our share of income related to noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI may not be directly comparable to the way other REITs present such metrics.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter. We believe this measure provides a helpful representation of our net operating income from our in-place leased properties.

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Net Lease Office Properties
Third Quarter 2025

Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have one investment in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of this investment that is deemed to be under our control, even though our ownership is less than 100%. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of this jointly owned investment, of the assets, liabilities, revenues and expenses of this investment. Multiplying our jointly owned investment’s financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investment.
ABR
ABR represents contractual minimum annualized base rent for our properties. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is presented on a pro rata basis.

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